UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – April 26, 2012

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Lockheed Martin Corporation held its Annual Meeting of Stockholders on April 26, 2012. Of the 324,652,425 shares outstanding and entitled to vote, 299,245,782 shares were represented at the meeting, or a 92% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following eleven individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2013 and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Cast Against	Votes Cast Abstain	Broker Non-Votes
Nolan D. Archibald	252,399,282	19,386,761	2,807,043	24,652,023
Rosalind G. Brewer	262,808,444	9,021,397	2,763,918	24,652,023
David B. Burritt	252,097,022	19,528,865	2,967,872	24,652,023
James O. Ellis, Jr.	267,466,371	4,265,543	2,861,845	24,652,023
Thomas J. Falk	267,392,685	4,162,690	3,037,896	24,652,023
Gwendolyn S. King	263,477,128	8,183,594	2,932,912	24,652,023
James M. Loy	254,049,382	17,696,175	2,838,202	24,662,023
Douglas H. McCorkindale	249,730,345	22,016,598	2,846,816	24,652,023
Joseph W. Ralston	254,737,432	17,009,824	2,846,503	24,652,023
Anne Stevens	250,346,283	21,576,084	2,671,179	24,652,023
Robert J. Stevens	266,450,865	5,980,033	2,162,861	24,652,023

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditors for the year ended December 31, 2012. There were 292,108,322 votes for the appointment, 5,544,519 votes against the appointment, and 1,592,941 abstentions.

Proposal 3 – Advisory Vote to Approve the Compensation of our Named Executive Officers (“Say-on-Pay”)

Approved, on an advisory basis (non-binding), the compensation of the Corporation’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in our 2012 proxy statement. There were 176,775,635 votes for the proposal, 82,822,381 votes against the proposal, 14,995,743 abstentions, and 24,652,023 broker non-votes.

Proposal 4 – Stockholder Proposal by The American Federation of State, County and Municipal Employees (AFSCME) Employees Pension Plan

Rejected a stockholder proposal asking the Board of Directors to adopt a policy that the Board’s Chairman be an independent director. There were 99,352,425 votes for the proposal, 169,576,894 votes against the proposal, 5,664,073 abstentions and 24,652,023 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By	/s/ Marian S. Block
Marian S. Block
Vice President and Associate General Counsel

April 26, 2012